Asset Retirement Obligations	12 Months Ended
Dec. 31, 2010
Asset Retirement Obligations
Asset Retirement Obligations

NOTE 3—Asset Retirement Obligations

The reconciliation of the beginning and ending asset retirement obligation for the periods ending December 31, 2010 and 2009 is as follows (in thousands):

	December 31,
	2010	2009
Beginning balance	$18,290	$13,804
Liabilities incurred	76	352
Revisions in estimated liabilities	1,187	3,299
Liabilities settled	(175)	—
Accretion expense	1,507	891
Dispositions	(4,810)	(56)

Ending balance	$16,075	$18,290

Current liability	$4,392	$4,574
Long term liability	$11,683	$13,716

During 2010, we determined that the expected productive lives of many of our wells had decreased relative to the 2009 estimate, while the plug and abandon costs remained relatively flat with only slight increases. As a result, we revised our previously estimated asset retirement obligation by a discounted $1.2 million.